Exhibit 24.1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, James R. Fisher, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March 2007.

/s/ James R. Fisher

Director James R. Fisher
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, R. Cary Blair, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March 2007.

/s/ R. Cary Blair

Director R. Cary Blair
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, Richard T. Delaney, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March 2007.

/s/ Richard T. Delaney

Director Richard T. Delaney
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, Allan W. Ditchfield, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2007.

/s/ Allan W. Ditchfield

Director Allan W. Ditchfield
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, Todd A. Fisher, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March 2007.

/s/ Todd A. Fisher

Director Todd A. Fisher
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, Perry Golkin, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March 2007.

/s/ Perry Golkin

Director Perry Golkin
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, Mary R. Hennessy, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March 2007.

/s/ Mary R. Hennessy

Director Mary R. Hennessy
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, Eileen Hilton, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March 2007.

/s/ Eileen Hilton

Director Eileen Hilton
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, James N. Meehan, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2007.

/s/ James N. Meehan

Director James N. Meehan
Bristol West Holdings, Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT I, Arthur J. Rothkopf, whose signature appears below, does hereby appoint Jeffrey J. Dailey, Robert D. Sadler, and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2006 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of March 2007.

/s/ Arthur J. Rothkopf

Director Arthur J. Rothkopf
Bristol West Holdings, Inc.